Exhibit 11 under Form N-1A
                                                Exhibit 23 under 601/Reg. S-K


                                                ARTHUR ANDERSEN LLP


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 39 to Form N-1A Registration Statement of Liberty U.S. Government Money Market Trust of our report dated April 24, 1997, on the financial statements as of March 31, 1997, included in or made part of this registration statement.


/S/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
May 27, 1997